CONSENT AND WAIVER

Dated as of September 21, 2007

GENERAL RECITALS

WHEREAS, CyberDefender Corporation, a California corporation (the "Company"), wishes to obtain the consent and waiver of the undersigned holders ("Debenture Holders") of the Company's 10% Secured Convertible Debentures (the "Debentures") with respect to certain matters described herein;

WHEREAS, reference is hereby made to the Securities Purchase Agreement, dated as of September 12, 2006 (the "Agreement"), by and among CyberDefender Corporation, a California corporation (the "Company") and the purchasers signatory thereto (the "Debenture Holders");

WHEREAS, reference is hereby made to the Registration Rights Agreement, dated as of September 12, 2006, by and among the Company and the purchasers signatory thereto (the "RRA");

WHEREAS, reference is hereby made to the Common Stock Purchase Warrants issued pursuant to the Agreement (the "Prior Warrants").

WHEREAS, the undersigned Debenture Holders hold at least 75% of the currently outstanding principal amount of the Debentures and 75% of the unexercised Warrant Shares (as defined in the Agreement) currently issuable pursuant to the Prior Warrants;

RECITALS RELATING TO CONSENT AND WAIVER UNDER SECURITIES PURCHASE AGREEMENT

WHEREAS, Section 4.14(a) of the Agreement prohibits the Company from issuing shares of Common Stock or Common Stock Equivalents (as defined in the Agreement) until 90 days after the Effectiveness Date (as defined in the RRA);

WHEREAS, Section 5.5 of the Agreement provides that any provision of the Agreement may be waived, modified, supplemented or amended in a written instrument signed by the Company, Bushido Capital Master Fund L.P. in its capacity as agent for the Purchasers (as defined in the Agreement) (the "Agent"), and the holders of at least 75% in principal amount of the outstanding Debentures;

WHEREAS, the definition of Exempt Issuance provided in the Agreement prohibits the issuance of more than 100,000 shares of Common Stock in any 12-month period to consultants under the company's stock or option plans;

WHEREAS, the undersigned Debenture Holders deem it to be in the Company's and its security holders' best interests to allow the Company more flexibility in compensating its legal counsel in shares of Common Stock in lieu of cash, whenever legally possible;

RECITALS RELATING TO CONSENT AND WAIVER UNDER REGISTRATION RIGHTS AGREEMENT

WHEREAS, the Company has incurred liquidated damages under Section 2(b) of the RRA in the amount of $132,725.51 (the "Liquidated Damages") as of July 19, 2007, the effective date of the Company's SB-2 registration statement, SEC file no. 333-138430 (the "Actual Effective Date";

WHEREAS, Section 6(f) of the RRA provides that the provisions of the RRA may not be amended, modified or supplemented and waivers or consents to departures from the provisions thereof may not be given, unless the same shall be in writing and signed by the Company, the Agent and the holders of at least 75% in principal amount of the outstanding Debentures;

WHEREAS, the undersigned Debenture Holders wish to direct the Company to pay the Liquidated Damages, at each Purchaser's election, by either (i) issuing to each so electing Purchaser such Purchaser's pro rata portion of Liquidated Damages in common stock valued for such purpose at $0.85 per share (the "Damages Shares"), or (ii) increasing the principal amount of each so electing Purchaser's Debenture by such Purchaser's pro rata portion of the Liquidated Damages, in lieu of cash as full and final payment of the Liquidated Damages;

RECITALS RELATING TO CONSENT AND WAIVER UNDER DEBENTURES AND PRIOR WARRANTS

WHEREAS, in connection with the Company's second and third interest payments under the Debentures due July 1 and October 1, 2007 (the "Interest Payments"), the Company and the Debenture Holders wish to direct the Company to make the Interest Payments, at each Purchaser's election, by either (i) increasing each so electing Purchaser's Debenture by such Purchaser's pro rata portion of the Interest Payments, or (ii) issuing to each so electing Purchaser such Purchaser's pro rata portion of the Interest Payments in common stock valued for such purpose at $0.85 per share;

WHEREAS, the undersigned Debenture Holders acknowledge that they agreed to toll until July 6, 2007 the occurrence of any Event of Default under Section 8(a)(iii) of the Debentures occurring as a result of the Company's failure to obtain effectiveness of the Registration Statement on or before April 30, 2007 and respond to SEC comments within the required ten-day period; provided, however, that the Company acknowledges it is liable for liquidated damages from April 30, 2007 through the Actual Effective Date, in the amount of the Liquidated Damages, because the Company failed to obtain effectiveness of the Registration Statement on or before July 6, 2007 and respond to SEC comments within 10 days.

NOW, THEREFORE, in consideration of the premises set forth above, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agree as follows:

Section 1. **Consent of Debenture Holders to Potential Issuance of Damages Shares.** The undersigned Debenture Holders hereby waive, for and on behalf of all the Purchasers pursuant to Section 5.5 of the Agreement and solely in connection with the possible issuance of the Damages Shares, the prohibition set forth in Section 4.14(a) of the Agreement.

Section 2. **Consent of Debenture Holders to Increase in Principal Amount of Debentures as Payment for Liquidated Damages and Interest Payments**. The Debenture Holders hereby waive, for and on behalf of all Purchasers pursuant to Section 9(k) of the Debentures and solely in connection with the possible increase in principal amount of the Debentures as payment of the Liquidated Damages and the Interest Payments (to the extent such election is made by each Purchaser), the prohibitions set forth in Sections 7(a) and (b) of the Debentures. Each Purchaser's pro rata portion of the Interest Payments and the Liquidated Damages (to the extent each Purchaser so elects) shall be added to the principal amount of the Debentures in full satisfaction of the applicable portion of the Interest Payments and the Liquidated Damages. No additional warrants shall be issued as a result of such addition to the principal amount of the Debentures.

Section 3. **Waiver of Anti-Dilution Rights**. The undersigned Debenture Holders hereby waive, for and on behalf of all the Purchasers pursuant to Section 9(k) of the Debentures and Section 5(l) of the Prior Warrants, solely in connection with the issuance of the Damages Shares, any adjustment to the Conversion Price (as defined in the debentures) and the Exercise Price (as defined in the Prior Warrants).

Section 4. **Consent to Issuance of Damages Shares in Lieu of Cash for Liquidated Damages**. The undersigned Debenture Holders hereby consent, for and on behalf of all the Purchasers, to the Company issuing the Damages Shares to the so electing Purchasers on a pro rata basis as full and final payment of the Liquidated Damages, and hereby accept, for and on behalf of all the so electing Purchasers, the Damages Shares as full and final payment of the Liquidated Damages.

Section 5. **Tolling of Event of Default under Section 8(a)(iii) of the Debentures**. The undersigned Debenture Holders hereby acknowledge that they tolled, for and on behalf of all the Purchasers, any Event of Default under Section 8(a)(iii) of the Debentures occurring as a result of the Company's failure to obtain effectiveness of the Registration Statement on or before April 30, 2007 and respond to SEC comments within 10 days; provided, however, that the Company acknowledges it is liable for the Liquidated Damages.

Section 6. **Issuance of An Additional 100,000 Plan Shares To Legal Counsel**. The undersigned Debenture Holders hereby consent, for and on behalf of all the Purchasers pursuant to Section 5.5 of the Agreement, to increasing the limit on the number of shares of Common Stock permitted to be issued to consultants under the Company's stock or option plans, as provided in subsection (a) of the definition of Exempt Issuance under the Agreement, to a total

of 200,000 shares in any 12-month period, so long as any shares in excess of 100,000 shares in any 12-month period are issued only to the Company's legal counsel for legal services rendered.

Section 7. **Pro Rata Calculations**. All pro rata calculations contemplated hereunder shall be made by dividing each Purchaser's Subscription Amount under the Agreement by the aggregate of all Subscription Amounts under the Agreement.

Section 8. **Alternative Payment Methods Binding on All Purchasers**. Each Purchaser shall be required to accept as full and final payment of such Purchaser's pro rata portion of the Liquidated Damages and the Interest Payments either shares of common stock or an increase in the principal amount of such Purchaser's Debenture, as provided herein.

Section 9. **Effectiveness.** This Consent and Waiver shall be deemed effective when executed and delivered to the Company by (i) the Agent, and (ii) the holders of at least 75% in principal amount of the currently outstanding Debentures.

Section 10. **Counterparts.** This Consent may be executed in separate original or facsimile counterparts, each of which shall be deemed to be an original instrument and all of which taken together shall constitute a single instrument.

Section 11. **Recitals Incorporated**. The Recitals of this Consent and Waiver are incorporated herein and made a part hereof.

* * * *

IN WITNESS WHEREOF, the undersigned have executed and delivered this Consent and Waiver as of the date first written above.

COMPANY:

CyberDefender Corporation,
a California corporation

By: ______________________
Name: Gary Guseinov
Title: Chief Executive Officer

[SIGNATURES CONTINUE ON NEXT PAGE]

[PURCHASER SIGNATURE PAGE TO CYBERDEFENDER CONSENT AND WAIVER]

Purchasers:	Signature
Bushido Capital Master Fund, LP By: Ronald S. Dagar Its: Director	[signature]
Pierce Diversified Strategy Master Fund LLC, Series BUS (6) By: Ronald S. Dagar Its: Attorney In Fact	[signature]
Camofi Master LDC By: Jeffrey M. Haas Its: Authorized Signatory	
Richardson & Patel, LLP By: Kevin Friedmann Its: Partner	
Robert Goggin	

[PURCHASER SIGNATURE PAGE TO CYBERDEFENDER CONSENT AND WAIVER]

Purchasers:	Signature
Bushido Capital Master Fund, LP By: Louis Rabman Its: President	
Pierce Diversified Strategy Master Fund LLC, Series BUS (6) By: Christopher Rossman Its: Attorney In Fact	
Camofi Master LDC By: Jeffrey M. Haas Its: Authorized Signatory	
Richardson & Patel, LLP By: Kevin Friedmann Its: Partner	
Robert Goggin	

[PURCHASER SIGNATURE PAGE TO CYBERDEFENDER CONSENT AND WAIVER]

Purchasers:	Signature
Bushido Capital Master Fund, LP By: Louis Rabman Its: President	
Pierce Diversified Strategy Master Fund LLC, Series BUS (6) By: Christopher Rossman Its: Attorney In Fact	
Camofi Master LDC By: Jeffrey M. Haas Its: Authorized Signatory	
Richardson & Patel, LLP By: Kevin Friedmann Its: Partner	
Robert Goggin	[signature]